SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 2, 2002

BearingPoint, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-31351	22-3680505
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1676 International Drive
McLean, VA 22102
(Address of principal executive offices)

(703) 747-3000
(Registrant’s telephone number, including area code)

KPMG Consulting, Inc.
(Former name or former address, if changed since last report.)

Item 5.    Other Events

On October 2, 2002, KPMG Consulting, Inc. amended its Certificate of Incorporation to change its name to BearingPoint, Inc. (the “Company”). In addition, the Company’s common stock began trading on the New York Stock Exchange on October 3, 2002 under the ticker symbol “BE.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 3, 2002
BEARINGPOINT, INC.

By:	/s/ DAVID W. BLACK
David W. Black Executive Vice President, General Counsel and Secretary